SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       August 26, 2003 (August 18, 2003)
                 ____________________________________________
               Date of Report (Date of earliest event reported)

                                RCN Corporation

            (Exact name of Registrant as specified in its charter)

       Delaware                   0-22825                     22-3498533

                                   (State of
                                Incorporation)
                             (Commission File No.)
                                 (IRS Employer
                            Identification Number)

                              105 Carnegie Center
                           Princeton, NJ 08540-6215

         (Address of principal executive offices, including zip code)


                                (609) 734-3700

             (Registrant's telephone number, including area code)


                                Not Applicable

         (Former name or former address, if changed since last report)

Item 5.           Other Events

         On August 18, 2003, RCN Corporation ("RCN") announced that it had extended its tender offer (the "Offer") for up to between approximately $250,000,000 and $290,000,000 aggregate principal amount of its outstanding Senior Notes, without distinguishing between the issues, from 5:00 p.m., New York City time on August 15, 2003 to 5:00 p.m., New York City time, on August 18, 2003. On August 19, 2003, RCN announced that it had closed the Offer and disclosed the results thereof. Press releases with respect to the foregoing are attached hereto as Exhibits 99.1 and 99.2, respectively.


 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

         Exhibit 99.1 RCN Corporation Press Release dated August 18, 2003.

         Exhibit 99.2 RCN Corporation Press Release dated August 19, 2003.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            RCN Corporation


                                            By: /s/ Terry Wingfield
                                            Name:   Terry Wingfield
                                            Title:  General Counsel
                                                    and Corporate Secretary

Date: August 26, 2003

                                 EXHIBIT INDEX


Exhibit
   No.

Exhibit 99.1 RCN Corporation Press Release dated August 18, 2003.

Exhibit 99.2 RCN Corporation Press Release dated August 19, 2003.

                                                                Exhibit 99.1


RCN Corporation Extends Tender Offer
Monday August 18, 8:39 am ET


PRINCETON, N.J., Aug. 18 /PRNewswire-FirstCall/ -- RCN Corporation (Nasdaq:
RCNC - News) announced today that due to the major power outage at the end of last week, it is extending its tender offer (the "Offer") for up to between approximately $250,000,000 and $290,000,000 aggregate principal amount of its outstanding Senior Notes (the "Notes") without distinguishing between the issues, from 5:00 p.m., New York City time on August 15, 2003 to 5:00 p.m., New York City time, on August 18, 2003. As of 5:00 p.m. August 15, 2003, the principal amount of Notes tendered was approximately $75.1 million.

RCN indicated that it has no intention of increasing the consideration payable for Notes under the Offer. The Offer will remain subject to the terms and conditions of the Offer as set forth in the Offer to Purchase dated July 11, 2003, where RCN commenced a "Modified Dutch Auction" to purchase for cash its Notes at a price designated by the holders of the Notes that will not be less than $320 nor more than $370 per $1000 face amount, plus accrued and unpaid interest. This press release is not an offer to purchase, or a solicitation of an offer to sell any notes. The Offer may only be made pursuant to the terms of the Offer to Purchase and the Letter of Transmittal.

Merrill Lynch & Co., Morgan Stanley and Greenhill & Co., LLC are the dealer managers, HSBC Bank USA is the depositary and D.F. King & Co, Inc. is the Information Agent in connection with the tender offer.

About RCN Corporation

RCN Corporation (Nasdaq: RCNC - News) is the nation's first and largest facilities-based competitive provider of bundled phone, cable and high speed Internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN has more than one million customer connections and provides service in the Boston, New York, Philadelphia/Lehigh Valley, Chicago, San Francisco, Los Angeles and Washington, D.C. metropolitan markets.

RCN Forward-Looking Statements

Some of the statements made by RCN in these statements are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in this press release should be evaluated in light of these important factors.

                                                                Exhibit 99.2


RCN Corporation Announces Results of Tender Offer

Tuesday August 19, 12:29 pm ET

PRINCETON, N.J., Aug. 19 /PRNewswire-FirstCall/ -- RCN Corporation (Nasdaq:
RCNC - News) announced today that its cash tender offer to purchase its outstanding Senior Notes (the "Notes") without distinguishing between the issues, closed at 5:00 p.m., New York City time, on August 18, 2003. As of that time, the principal amount of Notes tendered was approximately $75.2 million. The company will pay the aggregate purchase price including accrued interest through August 19, 2003, approximately $28.4 million, to the depositary for those Notes accepted for payment on Wednesday, August 20, 2003. Merrill Lynch & Co., Morgan Stanley and Greenhill & Co., LLC are the dealer managers, HSBC Bank USA is the depositary and D.F. King & Co, Inc. is the Information Agent in connection with the tender offer.

About RCN Corporation

RCN Corporation (Nasdaq: RCNC - News) is the nation's first and largest facilities-based competitive provider of bundled phone, cable and high-speed Internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN has more than one million customer connections and provides service in the Boston, New York, Philadelphia/Lehigh Valley, Chicago, San Francisco, Los Angeles and Washington, D.C. metropolitan markets.

RCN Forward-Looking Statements

Some of the statements made by RCN in these statements are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in this press release should be evaluated in light of these important factors.